Exhibit 32.1

CERTIFICATION BY CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant

To Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Intelsat Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David McGlade, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2006	/s/ David McGlade
David McGlade
Chairman and Chief Executive Officer